UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 24, 2019

SJW Group
(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 W. Taylor Street, San Jose, California		95110
(Address of principal executive offices)		(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Item 2.02:	Results of Operations and Financial Condition.

On April 24, 2019, SJW Group (the "Corporation") announced its financial results for the quarter ended March 31, 2019. A copy of the press release announcing the financial results is attached hereto as Exhibit 99.1 and incorporated into this Item 2.02 of Form 8-K by reference.

Item 5.03:	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 24, 2019, the stockholders of the Corporation approved the Certificate of Amendment to the Corporation’s Certificate of Incorporation to increase the number of authorized shares of the Corporation’s common stock, par value $0.001, from 36,000,000 shares to 70,000,000 shares. The increase of authorized shares of common stock was effected by the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware on April 24, 2019.  A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Form 8-K and is incorporated into this Item 5.03 by reference.

Item 5.07:	Submission of Matters to a Vote of Security Holders.

At the Corporation's 2019 annual meeting of stockholders held on April 24, 2019, the following proposals were approved by the stockholders: (i) the election of eight (8) nominees listed in the proxy statement to serve on the Board of Directors of the Corporation, (ii) the compensation of named executive officers as disclosed in the proxy statement, on an advisory basis, (iii) the amendment to the Corporation's Certificate of Incorporation to increase the number of authorized shares of common stock, and (iv) the ratification of the appointment of KPMG LLP as the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2019, each by the votes set forth below:

Proposal 1: Election of Directors:

Name of Director	For	Against	Abstain	Broker Non-Votes
Katharine Armstrong	21,497,511	446,532	32,349	4,615,774
Walter J. Bishop	21,476,985	467,107	32,300	4,615,774
Douglas R. King	21,312,039	482,771	181,582	4,615,774
Gregory P. Landis	21,661,147	134,237	181,008	4,615,774
Debra C. Man	21,626,235	317,386	32,771	4,615,774
Daniel B. More	21,586,001	356,039	34,352	4,615,774
Eric W. Thornburg	20,877,677	1,066,296	32,419	4,615,774
Robert A. Van Valer	21,446,548	497,349	32,495	4,615,774

Proposal 2: Approval, on an advisory basis, of the compensation of named executive officers as disclosed in the proxy statement:

For	Against	Abstain	Broker Non-Votes
21,281,314	610,044	85,034	4,615,774

Proposal 3: Approval of the Amendment to the Corporation's Certificate of Incorporation to increase the number of authorized shares of common stock:

For	Against	Abstain	Broker Non-Votes
24,437,917	2,063,562	90,687	0

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
26,191,753	367,869	32,544	0

Item 9.01:	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description of Document

3.1	Certificate of Amendment of Certificate of Incorporation of SJW Group.
99.1	Press Release issued by SJW Group dated April 24, 2019 announcing the 2019 First Quarter Financial Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SJW GROUP

Date: April 24, 2019	/s/ James P. Lynch
James P. Lynch, Chief Financial Officer and Treasurer